OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2010
OTHER INVESTMENTS.
OTHER INVESTMENTS

16. OTHER INVESTMENTS

        As of December 31, 2010 and 2009, the Group's other investments comprised of the following:

			December 31,
	Annual interest rate	Maturity date
			2010	2009
Investments in ordinary shares (Related parties) (Note 26)	—	—	$9,763	$10,538
Loan receivable from Mr. P. Fattouche and Mr. M. Fattouche (Note 26)	6%	2015	91,503	—
Loan receivable from Intellect Telecom (Note 26)	7.0 - 11.0%	2012	—	12,808
Promissory notes of Sistema (Note 26)	0.0%	2017	20,293	20,449
Promissory notes of Sistema (Note 26)	0.0%	on demand	4,162	—
Investment in IFC Metropol	0.0%	—	—	2,921
Other	—	—	2,861	1,985

Total other investments			$128,582	$48,701

        During the year ended December 31, 2008, the Group deposited in Tammaron Ltd., a company incorporated under the laws of the British Virgin Islands, an amount of $21.2 million for the a potential business acquisition. During 2009 based on an analysis of the current Russian and global financial markets situation, the Group came to the conclusion that a significant uncertainty existed in regard to the completion of such transaction and recorded an impairment of this investment in the Group's consolidated statement of operations for the year ended December 31, 2009.

        In December 2010 the Group granted a $90.0 million loan to Mr. Pierre Fattouche and Mr. Moussa Fattouche, the holders of a 20% noncontrolling stake in K-Telecom, the Group's subsidiary in Armenia. Simultaneously, the Group signed an amendment to the put and call option agreement for the remaining 20% stake (Note 28). According to the amendment, the call exercise price shall be reduced by deducting any outstanding balance on the loan amount and all accrued and unpaid interest and any other sums due and outstanding under the loan agreement at the time of exercise.